UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MERUS N.V.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Merus N.V.

PROXY

STATEMENT

Annual General Meeting

of Shareholders

May 31, 2022

15:00 (3:00) p.m. (Central European Summer Time)

MERUS N.V.

YALELAAN 62

3584 CM UTRECHT

THE NETHERLANDS

April 29, 2022

To Our Shareholders:

You are cordially invited to attend the 2022 Annual General Meeting of Shareholders of Merus N.V. at 15:00 (3:00) p.m. Central European Summer Time, on Tuesday, May 31, 2022. In view of the COVID-19 pandemic caused by the novel coronavirus, the Annual General Meeting will be a completely virtual meeting, which will be conducted via live webcast in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. You will be able to attend the Annual General Meeting online and submit your questions up to 72 hours in advance of the meeting by visiting proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Also, you will be able to submit follow-up questions during the meeting pertaining to the same subject matter of your questions submitted in advance of the meeting by visiting www.virtualshareholdermeeting.com/MRUS2022 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual General Meeting. If you would like to virtually attend the Annual General Meeting, you must inform the Company by e-mail (addressed to A.Noordzij@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands) no later than 16:59 (4:59) p.m. Central European Summer Time on May 27, 2022. Please see the section called “Who Can Attend the Annual General Meeting?” on page 3 of the proxy statement for more information about how to virtually attend the meeting.

Whether or not you virtually attend the Annual General Meeting, it is important that your shares be represented and voted prior to the Annual General Meeting. As you will not be able to vote during the Annual General Meeting, I urge you to vote your shares prior to the Annual General Meeting by promptly submitting your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which will require no postage if mailed in the United States, or by email (addressed to A.Noordzij@merus.nl). Further instructions will be contained on the proxy card.

Thank you for your support.

Sincerely,

/s/ Sven (Bill) Ante Lundberg, M.D.

Sven (Bill) Ante Lundberg, M.D.

President, Chief Executive Officer and Principal Financial Officer

Cautionary Note Regarding Forward-Looking Statements

Notice of Annual General Meeting of Shareholders

Proxy Statement	1
Proposals	2
Recommendations of the Board	2
Information About This Proxy Statement	2

Questions and Answers about the Annual General Meeting	3

Proposals to be Voted On	7
Proposal 1
Adoption of Dutch statutory annual accounts for the financial year 2021	7
Proposal 2
Appointment of the external auditor for the financial year 2022 for purposes of Dutch law	8
Proposal 3
Release of each member of our board of directors from liability for the exercise of their duties	9
Proposal 4
Re-appointment of Len Kanavy as non-executive director	10
Proposal 5
Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital	16
Proposal 6
Approval of the amendment of the Non-Executive Director Compensation Program (“NED Program”) to (i) increase the value of option awards granted under the NED Program to more closely align with the 50th percentile of the Company’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards granted under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program	17
Proposal 7
Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers	19
Proposal 8
Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers	20

Report of the Audit Committee of the Board of Directors	21

Independent Registered Public Accounting Firm Fees and Other Matters	22

Executive Officers	23

Corporate Governance	24
General	24
Board Composition	24

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements. All statements other than statements of historical facts contained in this Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

The forward-looking statements are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Proxy Statement and are subject to a number of known and unknown risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) on February 28, 2022 (the “Annual Report on Form 10-K”), under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Annual Report on Form 10-K.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. We intend the forward-looking statements contained in this Proxy Statement to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, May 31, 2022

Merus N.V.

Yalelaan 62

3584 CM Utrecht

The Netherlands

The Annual General Meeting of Shareholders (the “Annual General Meeting”) of Merus N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), will be held at 15:00 (3:00) p.m. Central European Summer Time on Tuesday, May 31, 2022. In view of the COVID-19 pandemic caused by the novel coronavirus, the Annual General Meeting will be a completely virtual meeting, which will be conducted via live webcast in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. You will be able to attend the Annual General Meeting online and submit your questions up to 72 hours in advance of the meeting by visiting proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Also, you will be able to submit follow-up questions during the meeting pertaining to the same subject matter of your questions submitted in advance of the meeting by visiting www.virtualshareholdermeeting.com/MRUS2022 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The agenda for the Annual General Meeting is as follows:

1.	Opening

2.	Discussion of the Dutch statutory annual report over the financial year 2021 (discussion item)

3.	Adoption of the Dutch statutory annual accounts over the financial year 2021 (voting item)

4.	Explanation of the dividend and reservation policy (discussion item)

5.	Appointment of the external auditor for the financial year 2022 for purposes of Dutch law (voting item)

6.	Release of each member of our board of directors from liability for the exercise of their duties (voting item)

7.	Re-appointment of Len Kanavy as non-executive director (voting item)

8.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital (voting item)

9.

Approval of the amendment of the Non-Executive Director Compensation Program (“NED Program”) to (i) increase the value of option awards granted under the NED Program to more closely align with the 50th percentile of the Company’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards granted under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program (voting item)

10.	Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers (voting item)

11.	Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers (voting item)

12.	Closing

No business shall be voted on at the Annual General Meeting, except such items as included in the above-mentioned agenda.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is May 3, 2022 (the “Record Date”). No record date applies in respect of preferred shares in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may virtually attend and, if relevant, vote prior to the Annual General Meeting (the “Persons with Meeting Rights”).

Persons with Meeting Rights who wish to virtually attend the Annual General Meeting, or be represented by proxy, must notify the Company of their identity and intention to virtually attend the Annual General Meeting by e-mail (addressed to A.Noordzij@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands). This notice must be received by the Company no later than 16:59 (4:59) p.m. Central European Summer Time on May 27, 2022 (the “Cut-off Time”). Persons with Meeting Rights who have not complied with this requirement may be refused virtual attendance to the Annual General Meeting. Persons with Meeting Rights may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders who wish to virtually attend the Annual General Meeting should provide a copy of their proxy by e-mail (addressed to A.Noordzij@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands) prior to the Cut-off Time, failing which the proxyholder concerned may be refused virtual attendance to the Annual General Meeting. A proxy form for this purpose can be downloaded from the Company’s website (http://www.merus.nl).

It is important that your shares be represented regardless of the number of shares you may hold. As you will not be able to vote during the Annual General Meeting, we urge you to vote your shares or to submit your proxy prior to the Annual General Meeting. Proxies may be submitted prior to the Cut-off Time via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope or emailing the signed and dated proxy card to A.Noordzij@merus.nl. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation.

By Order of the board of directors

/s/ Anne van der Touw - Noordzij

Anne van der Touw - Noordzij

Company Secretary

Utrecht, the Netherlands

April 29, 2022

PROXY STATEMENT

MERUS N.V.

YALELAAN 62

3584 CM UTRECHT

THE NETHERLANDS

This proxy statement is furnished in connection with the solicitation by the board of directors of Merus N.V. of proxies to be voted in respect of our Annual General Meeting of Shareholders to be held on Tuesday, May 31, 2022 (the “Annual General Meeting”). In view of the COVID-19 pandemic caused by the novel coronavirus, the Annual General Meeting will be a completely virtual meeting, which will be conducted via live webcast in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. You will be able to attend the Annual General Meeting online and submit your questions up to 72 hours in advance of the meeting by visiting proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Also, you will be able to submit follow-up questions during the meeting pertaining to the same subject matter of your questions submitted in advance of the meeting by visiting www.virtualshareholdermeeting.com/MRUS2022 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is May 3, 2022 (the “Record Date”). No record date applies in respect of preferred shares (if any are issued) in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may virtually attend and, if relevant, vote prior to the Annual General Meeting (the “Persons with Meeting Rights”). As of April 28, 2022, there were 43,550,059 common shares and no preferred shares outstanding. Each common share and each preferred share (if any are issued) is entitled to one vote on any matter presented at the Annual General Meeting as a voting item.

This proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (as amended, the “Annual Report on Form 10-K”) will be mailed on or about May 9, 2022 to our shareholders of record as of the close of business on the Record Date.

Our principal executive offices are located at Yalelaan 62, 3584 CM Utrecht, the Netherlands. In this proxy statement, “Merus”, “Company”, “we”, “us”, and “our” refer to Merus N.V.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, MAY 31, 2022

This Proxy Statement and the Annual Report on Form 10-K are available at http://www.proxyvote.com/

PROPOSALS

At the Annual General Meeting, each of the following proposals (the “Proposals”) will be on the agenda as a voting item:

1.	Adoption of the Dutch statutory annual accounts over the financial year 2021

2.	Appointment of the external auditor for the financial year 2022 for purposes of Dutch law

3.	Release of each member of our board of directors from liability for the exercise of their duties

4.	Re-appointment of Len Kanavy as non-executive director

5.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

6.

Approval of the amendment of the Non-Executive Director Compensation Program (“NED Program”) to (i) increase the value of option awards granted under the NED Program to more closely align with the 50th percentile of the Company’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program

7.	Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

8.	Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

No business shall be voted on at the Annual General Meeting, except for the Proposals.

RECOMMENDATIONS OF THE BOARD

The board of directors recommends that you vote your shares FOR all Proposals other than Proposal 8, and that you vote “ONE YEAR” for Proposal 8. If you properly submit your proxy your common shares will be voted on your behalf as you direct. If not otherwise specified, the common shares represented by the proxies received prior to 16:59 (4:59) p.m. Central European Summer Time on May 27, 2022 will be voted FOR all Proposals other than Proposal 8 and ONE YEAR for Proposal 8.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You have received these proxy materials because Merus’ board of directors is soliciting your proxy for the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Proxy Card. Instructions regarding how you can vote are contained on the proxy card included with these materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another shareholder and wish to receive only one copy of proxy materials in future for your household, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

WHO IS ENTITLED TO VOTE PRIOR TO THE ANNUAL GENERAL MEETING?

As you will not be able to vote during the Annual General Meeting, we urge you to vote your shares prior to the Annual General Meeting or to submit your proxy prior to the Cut-off Time. The Record Date for the Annual General Meeting is May 3, 2022. Persons with Meeting Rights (i.e., (i) holders of common shares or who otherwise have voting rights and/or meeting rights with respect to common shares on the Record Date and (ii) holders of preferred shares (if any are issued) or who otherwise have voting rights and/or meeting rights with respect to preferred shares on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent) may virtually attend the Annual General Meeting. Each outstanding common share and each outstanding preferred share (if any are issued) is entitled to one vote on all matters presented at the Annual General Meeting as voting items. At the close of business on April 28, 2022, there were 43,550,059 common shares and no preferred shares outstanding.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You will not be able to vote your shares during the Annual General Meeting.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL GENERAL MEETING?

A quorum must be present at the Annual General Meeting for any voting item to be voted on. At the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHO CAN ATTEND THE ANNUAL GENERAL MEETING?

You may virtually attend the Annual General Meeting if you are a Person with Meeting Rights (see above under “Who is entitled to vote prior to the Annual General Meeting”), or if you hold a valid proxy from a Person with Meeting Rights for the Annual General Meeting. If you would like to virtually attend the Annual General Meeting, or be represented by proxy, you must notify the Company by e-mail (addressed to A.Noordzij@merus.nl ) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands) of your identity and intention to virtually attend the Annual General Meeting. This notice must be received by the Company no later than 16:59 (4:59) p.m. Central European Summer Time on May 27, 2022 (the “Cut-off Time”). If you do not comply with this requirement, you may be refused virtual attendance of the Annual General Meeting. Proxyholders who wish to virtually attend the Annual General Meeting should also present a copy of their proxy by

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

e-mail (addressed to A.Noordzij@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands) prior to the Cut-off Time, failing which the proxyholder concerned may be refused virtual attendance of the Annual General Meeting. If your bank or broker holds your shares in street name, you may also be required to provide proof of beneficial ownership of our common shares on the Record Date, such as a bank or brokerage statement or a letter from your bank or broker showing that you owned our common shares at the close of business on the Record Date.

You may virtually attend and participate in the Annual General Meeting by visiting the following website: www.virtualshareholdermeeting.com/MRUS2022.

The meeting webcast will begin promptly at 15:00 (3:00) p.m. Central European Summer Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 14:55 (2:55) p.m. Central European Summer Time, and you should allow ample time for the check-in procedures.

To virtually attend and participate in the Annual General Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your bank or broker holds your shares in street name, you should contact your bank or broker to obtain your 16-digit control number. If you lose your 16-digit control number, you may join the Annual General Meeting as a “Guest” but you will not be able to ask questions.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL GENERAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual General Meeting login page.

WHY HOLD A VIRTUAL MEETING?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and shareholders who wish to attend the Annual General Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its shareholders and enables increased shareholder attendance and participation because shareholders can participate from any location around the world.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL GENERAL MEETING?

If the requisite quorum (see above under “How many shares must be present to hold the Annual General Meeting”) is not present, then the Annual General Meeting cannot validly pass any of the voting items on the agenda for the Annual General Meeting and a new meeting shall be convened in accordance with applicable law.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that your common shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

HOW DO I VOTE?

Shareholders should submit their proxy before the Cut-off Time in order to vote their shares, regardless of whether they plan to virtually attend the Annual General Meeting. You will not be able to vote during the Annual General Meeting. There are four ways to vote by proxy:

•	by Telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—you can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•	by Mail—you can vote by mail by signing, dating and mailing the proxy card; or

•	by Email—you can vote by email by signing, dating and emailing the proxy card to A.Noordzij@merus.nl.

Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks and brokers.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

You may revoke your submitted proxy and change your vote prior to the Cut-off Time:

•	by submitting a duly executed proxy bearing a later date; or

•	by granting a subsequent proxy through the Internet or telephone.

Your most recent proxy card or telephone or Internet proxy is the one that will be counted. Your attendance at the Annual General Meeting by itself will not revoke your proxy. You will not be able to vote during the Annual General Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

WHO WILL COUNT THE VOTES?

NautaDutilh N.V., our Dutch legal counsel, will tabulate the votes submitted by proxy prior to the Cut-off Time as described in this proxy statement. This tabulation will be provided to the Company.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the board of directors. The board of directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL GENERAL MEETING?

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the meeting included on page 2 of this proxy statement.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON?

Other than the proposal to re-appoint Len Kanavy, as non-executive director, each voting item on the agenda for the Annual General Meeting requires the affirmative vote of a simple majority of the valid votes cast. For Proposal 8, if no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders. The proposal to re-appoint Len Kanavy as non-executive director is based on a binding nomination proposed by the board of directors. The proposed candidate specified in a binding nomination shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least a two-thirds majority of the votes cast, representing more than half of the Company’s issued share capital, vote against the appointment. Also, at the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Under Dutch law and our articles of association, shares abstaining from voting will not count as votes cast at the Annual General Meeting, but will count as shares present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the proposals.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares, in which case your shares will count for purposes of determining whether a quorum is present. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the appointment of directors. Broker non-votes have no effect on the proposals and do not count for purposes of determining whether a quorum is present or for the purpose of determining the number of votes cast. We do not expect any broker non-votes in connection with proposal 2.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

We plan to announce whether the proposals have passed at the Annual General Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual General Meeting.

PROPOSAL 1 – ADOPTION OF DUTCH STATUTORY ANNUAL ACCOUNTS FOR THE FINANCIAL YEAR 2021

PROPOSALS TO BE VOTED ON

PROPOSAL 1

Adoption of Dutch statutory annual accounts for the financial year 2021

The Annual General Meeting, as required under Dutch law, will be asked to adopt our Dutch statutory annual accounts for the financial year 2021, which are comprised of our company annual accounts and consolidated annual accounts. This approval also extends to the approval of the use of the English language for the line items in our Dutch statutory annual accounts and the preparation of our annual reports (for this and other financial years).

Our Dutch statutory consolidated annual accounts are prepared in accordance with International Financial Reporting Standards and are different from the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2021 that were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and filed with the SEC. The Dutch statutory annual accounts contain some disclosures that are not required under U.S. GAAP and not contained in our Annual Report on Form 10-K.

A copy of our Dutch statutory annual accounts over the financial year 2021 will be included in our Dutch statutory annual report over the financial year 2021, which will be made available on our website at http://www.merus.nl and at our offices located at Yalelaan 62, 3584 CM Utrecht, the Netherlands ultimately when we publish a convening notice of the Annual General Meeting in a Dutch daily newspaper with national distribution in accordance with Dutch law.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the adoption of our Dutch statutory annual accounts for the financial year 2021.

PROPOSAL 2 – APPOINTMENT OF THE EXTERNAL AUDITOR FOR THE FINANCIAL YEAR 2022 FOR PURPOSES OF DUTCH LAW

PROPOSAL 2

Appointment of the external auditor for the financial year 2022 for purposes of Dutch law

Pursuant to Dutch law, our general meeting of shareholders is authorized to appoint an auditor to audit our Dutch annual report, including our statutory annual accounts. Upon the recommendation of the audit committee of our board of directors, our board of directors proposes to appoint and instruct KPMG Accountants N.V. to serve as our external auditor who will audit our Dutch annual report and Dutch statutory annual accounts to be prepared in accordance with Dutch law for the financial year 2022.

A representative of KPMG Accountants N.V. is expected to virtually attend the Annual General Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR appointment of KPMG Accountants N.V. as the external auditor for the financial year 2022 for purposes of Dutch law.

PROPOSAL 3 – RELEASE OF EACH MEMBER OF OUR BOARD OF DIRECTORS FROM LIABILITY FOR THE EXERCISE OF THEIR DUTIES

PROPOSAL 3

Release of each member of our board of directors from liability for the exercise of their duties

As is customary for companies organized under Dutch law, the Annual General Meeting will be asked to release each member of our board of directors in office during the financial year 2021 from liability with respect to the exercise of their respective duties during that year.

The scope of this release from liability extends to the exercise of the respective duties of our board members insofar as these are reflected in our Dutch statutory annual report over financial year 2021, our Dutch statutory annual accounts over the financial year 2021 or in our other public disclosures.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the release of each member of our board of directors from liability for the exercise of their duties during the financial year 2021.

PROPOSAL 4 – RE-APPOINTMENT OF LEN KANAVY AS NON-EXECUTIVE DIRECTOR

PROPOSAL 4

Re-appointment of Len Kanavy as non-executive director

The board of directors has made a binding nomination to re-appoint Len Kanavy as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2026.

Len Kanavy has served as a non-executive director of our board of directors since July 2018. Mr. Kanavy most recently served as Senior Vice President, Commercial Business Operations at Genentech, a biotechnology company, from September 2006 to September 2016, where he was responsible for strategic decisions for the U.S. commercial business, including product launches, valuation of business development opportunities, clinical development plan options and pricing. From 2014 to 2016, he was a board member of the Genentech Access to Care Foundation. Prior to joining Genentech, Mr. Kanavy was Vice President, Commercial Operations at Novartis Pharmaceuticals, where he led teams in business analytics, strategy, and product launches. Mr. Kanavy holds a B.S. in Business Administration and an M.B.A. with a specialization in Finance from the University of Scranton. We believe that Mr. Kanavy is qualified to serve on our board of directors due to his leadership, business development and commercial experience in the biotechnology industry and breadth and knowledge about our business.

In addition to Mr. Kanavy, all of the persons whose names and biographies appear below are currently serving as our directors.

VOTE REQUIRED

The proposal to re-appoint Mr. Kanavy as non-executive director is based on a binding nomination proposed by the board of directors. Consequently, Mr. Kanavy shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the re-appointment of Len Kanavy as non-executive director.

OUR BOARD OF DIRECTORS

We currently have eight (8) directors on our board of directors, including one executive director, and seven (7) non-executive directors. Our current executive director is Sven (Bill) Ante Lundberg, M.D., who has served on our board of directors since June 2019 and as an executive director since December 31, 2019. Our current non-executive directors are Mark Iwicki, who has served on our board of directors since June 2015, Len Kanavy, who has served on our board of directors since July 2018, Anand Mehra, M.D., who has served on our board of directors since August 2015, Gregory D. Perry, who has served on our board of directors since May 2016, Paolo Pucci, who has served on our board of directors since June 2020, Victor Sandor, M.D.C.M., who has served on our board of directors since June 2019, and Maxine Gowen, Ph.D., who has served on our board of directors since May 2021.

Each board member is appointed for an initial term of up to four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of consecutive terms of up to four years. The expiration of the current terms of the members of our board of directors and the period each member has served in that term are as follows:

Name	Year Current Term Began	Year Current Term Expires

Mark Iwicki	2020	2024

Len Kanavy	2018	2022

Sven (Bill) Ante Lundberg, M.D.	2019	2023

Anand Mehra, M.D.	2019	2023

Gregory D. Perry	2020	2024

Paolo Pucci	2020	2024

Victor Sandor, M.D.C.M.	2019	2023

Maxine Gowen, Ph.D.	2021	2025

Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our directors are appointed on the basis of a binding nomination prepared by our board of directors. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our board of directors shall be allowed to make a new binding nomination. Our directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the board of directors, in which case a simple majority of votes cast will suffice to pass the resolution.

There are no family relationships among any of our executive officers or directors.

Continuing Members of the Board of Directors

EXECUTIVE AND NON-EXECUTIVE DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL GENERAL MEETING)

The current members of the board of directors whose term will expire at the 2023 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting are as follows:

Name	Age	Served as a Director Since	Position(s) with Merus

Sven (Bill) Ante Lundberg, M.D.	58	2019	Executive Director

Anand Mehra, M.D.	46	2016	Chairperson and Non-Executive Director

Victor Sandor, M.D.C.M.	55	2019	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of each continuing director whose term will expire at the 2023 annual general meeting of shareholders are as follows:

SVEN (BILL) ANTE LUNDBERG, M.D.	Age 58

Bill Lundberg, M.D. has served on our board of directors since June 2019 and as an executive director since December 2019. Since December 2019, Dr. Lundberg has served as our President, Chief Executive Officer and Principal Financial Officer. From January 2015 to February 2018, Dr. Lundberg was Chief Scientific Officer of CRISPR Therapeutics AG (“CRISPR”), a biotechnology company, where he was responsible for establishing and growing research and development in the United States and oversaw CRISPR’s first CRISPR-based product candidate from inception to regulatory filing for clinical trials. From February 2011 to January 2015, Dr. Lundberg was Vice President and Head of Translational Medicine at Alexion Pharmaceuticals, Inc. (“Alexion”), where he oversaw research and development from discovery through early-stage development, and prior to that, he was Director and Chief Medical Officer of Taligen Therapeutics, Inc. (“Taligen”), a biotechnology company, which was acquired by Alexion in 2011. Prior to Taligen, he held roles of increasing responsibility in clinical drug development and medical affairs at Xanthus/Antisoma, Wyeth (now Pfizer), and Genzyme. Dr. Lundberg currently serves on the board of directors of Vor Biopharma. Dr. Lundberg received an M.D. from Stanford University and M.B.A. from the University of Massachusetts. He completed post-doctoral training at the Whitehead Institute/MIT, and clinical training in Medicine and Medical Oncology from Harvard and the Dana-Farber Cancer Institute. We believe that Dr. Lundberg is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development, scientific experience, leadership and business experience.

ANAND MEHRA, M.D.	Age 46

Anand Mehra, M.D. has served as a non-executive director of our board of directors since August 2015 and as Chairperson of our board of directors effective since June 2020. Dr. Mehra held various positions at Sofinnova Investments (f.k.a. Sofinnova Ventures) from 2007 to January 2020, most recently having held the position of a managing general partner, where he focused on working with entrepreneurs to build drug development companies. He led the firm’s investments in Vicept Therapeutics (acquired by Allergan), Aerie Pharmaceuticals, Inc., Aclaris Therapeutics, Inc. (“Aclaris”), and Spark Therapeutics. Prior to joining Sofinnova, Dr. Mehra worked in J.P. Morgan’s private equity and venture capital group and as a consultant at McKinsey & Company. He currently serves as a member of the board of directors of Aclaris. Within the past five years, he also served on the boards of directors of Marinus Pharmaceuticals, Inc., Spark Therapeutics, Inc. and Aerie Pharmaceuticals. Dr. Mehra received a B.A. degree in political philosophy from the University of Virginia and an M.D. degree from Columbia University’s College of Physicians and Surgeons. We believe that Dr. Mehra is qualified to serve on our board of directors due to his extensive experience in the life science industry, his service on the board of directors of other public life science companies and his extensive leadership experience and breadth and knowledge about our business.

VICTOR SANDOR, M.D.C.M.	Age 55

Victor Sandor, M.D.C.M. has served as a non-executive director of our board of directors since June 2019. From September 2014 to December 2019, Dr. Sandor was the Chief Medical Officer at Array BioPharma (“Array”), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Braftovi and Mektovi for the treatment of BRAFV600E/K mutant melanoma and Braftovi for the treatment of BRAFV600E mutant colorectal cancer. Prior to joining Array, from February 2010 to September 2014, he was Senior Vice President for Global Clinical Development at Incyte Corporation (“Incyte”), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Jakafi for the treatment of myelofibrosis and polycythemia vera. Prior to joining Incyte, Dr. Sandor was Vice President and Chief Medical Officer for oncology at Biogen Idec and, prior to that held positions of increasing responsibility in oncology product development at AstraZeneca, where he played a lead role in the registration of Arimidex® (anastrozole) for adjuvant use and the development of early stage programs through proof-of-concept. Dr. Sandor received his M.D.C.M. from McGill University in Montreal, Canada, and completed his Fellowship in Medical Oncology at the National Institutes of Health in Bethesda, Maryland. He currently serves on the boards of directors of ADC Therapeutics and Prelude Therapeutics. We believe that Dr. Sandor is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development and scientific experience.

NON-EXECUTIVE DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL GENERAL MEETING)

The current members of the board of directors whose term will expire at the 2024 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting are as follows:

Name	Age	Served as a Director Since	Position(s) with Merus

Mark Iwicki	55	2015	Non-Executive Director

Gregory D. Perry	61	2016	Non-Executive Director

Paolo Pucci	60	2020	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of each continuing director whose term will expire at the 2024 annual general meeting of shareholders are as follows:

MARK IWICKI	Age 55

Mark Iwicki has served as a non-executive director of our board of directors since June 2015. From June 2015 until July 2018, Mr. Iwicki served as the Chairperson of our board of directors. Mr. Iwicki currently serves as the Chairperson and Chief Executive Officer of Kala Pharmaceuticals, Inc. (“Kala”), a pharmaceutical company, where he has been employed since April 2015. From February 2014 to November 2014 Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics. From December 2012 to January 2014, Mr. Iwicki served as President and Chief Executive Officer and director at Blend Therapeutics, Inc. From 2007 to June 2012, Mr. Iwicki served in several roles, including Chief Commercial Officer, President and Chief Operating Officer and Director and Chief Executive Officer at Sunovion Pharmaceuticals, Inc., formerly Sepracor, Inc., a pharmaceutical company. From 1998 to 2007, Mr. Iwicki held executive positions, including Vice President and Business Unit Head, at Novartis Pharmaceuticals Corporation, a pharmaceutical company. Mr. Iwicki currently serves on the board of directors of Akero Therapeutics, Inc., and Kala. Within the past five years, he also served on the board of directors of Aimmune Therapeutics Inc. and Pulmatrix, Inc. Mr. Iwicki received a B.A. in business administration from Ball State University and an M.B.A. from Loyola University. We believe that Mr. Iwicki is qualified to serve on our board of directors due to his leadership, commercial and business experience in the biotechnology industry and breadth and knowledge about our business as well as his tenure as CEO and independent director in several publicly traded biotechnology companies.

GREGORY D. PERRY	Age 61

Gregory D. Perry has served as a non-executive director of our board of directors since May 2016 and Vice Chairperson of our board of directors since August 2018. Mr. Perry has served as the Chief Financial Officer at Finch Therapeutics Group, a microbiome therapeutics company, since May 2018, from which position as Chief Financial Officer Mr. Perry will retire, effective April 30, 2022. Mr. Perry served as the Chief Financial and Administrative Officer of Novelion Therapeutics Inc., a biopharmaceutical company (“Novelion”), from November 2016 to December 2017. Prior to Novelion, Mr. Perry was Chief Financial Officer of Aegerion Pharmaceuticals Inc., a biopharmaceutical company from July 2015 until its merger with Novelion in November 2016. Prior to that, he served as Chief Financial and Business Officer of Eleven Biotherapeutics, Inc., now Sensen Bio, a fusion-protein therapeutics company, from January 2014 to June 2015. Prior to that, Mr. Perry served as the Interim Chief Financial Officer of InVivo Therapeutics Holdings Corp., a biomaterials and biotechnology company, from September 2013 to December 2013, and prior to that he served as Senior Vice President and Chief Financial Officer of ImmunoGen, Inc., a biotechnology company, from 2009 until he was promoted in 2011 to Executive Vice President and Chief Financial Officer, a role he held until 2013. Before that, he was the Chief Financial Officer of Elixir Pharmaceuticals and, prior to that Senior Vice President and Chief Financial Officer of Transkaryotic Therapies. He has also held various financial leadership roles within PerkinElmer Inc., Domantis Ltd., Honeywell and General Electric. Since February 2018, Mr. Perry has served on the board of directors of Kala, including as chair of its audit committee. From December 2011 to February 2016, Mr. Perry served on the board of directors of Ocata Therapeutics, including as chair of its audit committee and a member of its compensation committee, until it was acquired by Astellas Pharma Inc. Mr. Perry received a B.A. in Economics and Political Science from Amherst College. We believe that Mr. Perry is qualified to sit on our board of directors based on his financial experience, leadership and business experience and breadth and knowledge about our business.

PAOLO PUCCI	Age 60

Paolo Pucci has served as a non-executive director of our board of directors since June 2020. Mr. Pucci served as the Chief Executive Officer of ArQule, Inc., a biopharmaceutical oncology company engaged in the research and development of targeted therapeutics, from June 2008 until its acquisition by Merck in January 2020. Prior to joining ArQule, Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities including President of the Oncology & Global Specialty Medicines Business Units and was a member of the Bayer Pharmaceuticals Global Management Committee. Before Bayer, Mr. Pucci held positions of increasing responsibility with Eli Lilly and Company from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci earned an MS in economics and accounting from Università degli Study di Napoli Federico II and an MBA in marketing and finance from the University of Chicago. Mr. Pucci currently serves on the boards of directors of West Pharmaceuticals Services, Inc., and Replimmune Group Inc. Within the past five years, Mr. Pucci previously served on the boards of directors of Algeta ASA, until its acquisition by Bayer AG, Dyax Inc., until its acquisition by Shire Plc (which was subsequently acquired by Takeda Pharmaceutical Company Ltd.), New Link Genetics Inc, ArQule Inc., until its acquisition by Merck Inc., and Trillium Therapeutics Inc., until its acquisition by Pfizer Inc. We believe that Mr. Pucci is qualified to serve on our board of directors due to his leadership, international business and biotechnology experience in large multinational pharmaceutical corporations as well as his tenure as CEO and independent director in several publicly traded biotechnology companies.

NON-EXECUTIVE DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL GENERAL MEETING)

The current member of the board of directors whose term will expire at the 2025 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting is as follows:

Name	Age	Served as a Director Since	Position(s) with Merus

Maxine Gowen, Ph.D.	64	2021	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing director whose term will expire at the 2025 annual general meeting of shareholders are as follows:

MAXINE GOWEN	Age 64

Maxine Gowen, Ph.D., has served as a non-executive director of our board of directors since May 2021. Dr. Gowen was the founding President and Chief Executive Officer of Trevena, Inc. (“Trevena”), from 2007 to October 2018. Prior to this position, Dr. Gowen held a variety of leadership roles at GlaxoSmithKline (“GSK”) over a period of 15 years. As Senior Vice President for the company’s Center of Excellence for Drug Discovery, she developed an innovative new approach to externalizing drug discovery. Dr. Gowen was previously President and Managing Partner at SR One, the venture capital subsidiary of GSK, where she led its investments in and served on the Board of Directors of numerous companies. Dr. Gowen also previously served as Vice President, Drug Discovery, Musculoskeletal Diseases at GSK, where she was responsible for drug discovery and early development for osteoporosis, arthritis and metastatic bone disease. Dr. Gowen holds a B.Sc. in biochemistry from the University of Bristol, U.K., received a Ph.D. in cell biology from the University of Sheffield, U.K., and received an MBA from the Wharton School of the University of Pennsylvania. Dr. Gowen currently serves on the board of directors of Aclaris Therapeutics, Idera Therapeutics, and Passage Bio, and served on the boards of Akebia Therapeutics and Trevena until May 2021. We believe that Dr. Gowen is qualified to serve on our board of directors due to her leadership, experience in the biotechnology industry and in the field of clinical drug development, her scientific experience and her tenure as CEO and independent director at several publicly traded biotechnology companies.

BOARD DIVERSITY MATRIX

Board Diversity Matrix (As of April 29, 2022)

Country of Principal Executive Offices	The Netherlands

Foreign Private Issuer	No

Disclosure Prohibited under Home Country Law	No

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	1	5	0	2

Part II: Demographic Background / Orientation

Underrepresented Individual in Home Country Jurisdiction	1

LGBTQ+	0

Did Not Disclose Demographic Background / Orientation	2

PROPOSAL 5 – GRANTING AUTHORIZATION TO ACQUIRE SHARES (OR DEPOSITORY RECEIPTS FOR SUCH SHARES) IN THE COMPANY’S CAPITAL

PROPOSAL 5

Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

The board of directors has been authorized, for a period ending on November 28, 2022, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq Global Market (“Nasdaq”) (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital.

It is now proposed to renew the authorization of the board of directors, for a period of 18 months following the date of the Annual General Meeting, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital (determined as at the close of business on the date of the Annual General Meeting). If this proposal is passed, the proposed authorization shall replace the existing authorization referred to in the previous paragraph.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital.

PROPOSAL 6 – APPROVAL OF THE AMENDMENT OF THE NON-EXECUTIVE DIRECTOR COMPENSATION PROGRAM (“NED PROGRAM”) TO (I) INCREASE THE VALUE OF OPTION AWARDS GRANTED UNDER THE NED PROGRAM TO MORE CLOSELY ALIGN WITH THE 50TH PERCENTILE OF THE COMPANY’S U.S. PEER GROUP, AND (II) INCREASE THE AMOUNT BY WHICH THE GRANT DATE FAIR VALUE OF OPTION AWARDS GRANTED UNDER THE NED PROGRAM INCREASES ANNUALLY FROM 3% TO UP TO 5%. THE NUMBER OF SHARES SUBJECT TO SUCH AWARDS WILL CONTINUE TO BE DETERMINED IN ACCORDANCE WITH THE NED PROGRAM

PROPOSAL 6

Approval of the amendment of the Non-Executive Director Compensation Program (“NED Program”) to (i) increase the value of option awards granted under the NED Program to more closely align with the 50th percentile of the Company’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards granted under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program

Pursuant to, and subject to the terms of, the Company’s NED Program, non-executive directors are eligible to receive an option to purchase common shares in our share capital in connection with the director’s initial appointment to our board (the “Initial Award”) and annually at the time of, or as soon as practically following, our annual general meeting of shareholders if the director has served on our board for at least six months as of the date of the annual meeting, and will continue to serve as a non-executive director immediately following such meeting (the “Annual Award”). The grant date fair value of the Initial Award and Annual Award is set forth in our NED Program and the number of shares subject to each Initial Award and Annual Award is determined using a Black-Scholes option pricing model and the valuation assumptions used by the Company in accounting for options as of such date; provided, that the fair market value of the common shares of the Company used in such calculation is based on the average trading price of the common shares of the Company over the preceding thirty day period. In 2021, the Initial Award had an aggregate grant date fair value of $225,101 and the Annual Award had an aggregate grant date fair value of $112,551. The Company’s NED Program provides that the grant date fair value of the Initial Award and the Annual Award increase by 3% each year, subject to approval by our board.

We pay a portion of our non-executive directors’ compensation in equity through stock options to create an alignment between our directors’ interests and those of our shareholders. The stock options are at risk of having no value since value is only realized if the stock price appreciates above the exercise price established on the grant date.

In this Proposal 6 we are asking the shareholders to approve an amendment to the NED Program to increase the aggregate grant date fair value of the Initial Award to $474,556, and the Annual Award to $237,278. Further, the amendment would also increase the grant date fair value of the Initial Award and Annual Award by up to 5% each year, subject to approval by our board.

During 2021, the board of directors retained Aon, an independent compensation consultant, to analyze the Company’s director compensation program. The analysis conducted by Aon indicated that in 2020, the value of the Initial Award and Annual Award approximated the 50th percentile of the Company’s U.S. peer group. However, in 2021, appreciation, size and stage of the Company changed, leading to several changes in the Company’s peer group, which resulted in the value of the Initial Award and Annual Award to significantly trail the 50th percentile of the Company’s U.S. peers. The Company’s new U.S. peer group for 2021, comprised the following companies: Aeglea BioTherapeutics, Arcturus Therapeutics, Arcus Biosciences, Atara Biotherapeutics, Crinetics Pharmaceuticals, CytomX Therapeutics, Immunogen, Inhibrx, Kura Oncology, MacroGenics, Inc., Mersana Therapeutics, Molecular Templates, NGM Biopharmaceuticals, REGENXBIO, Scholar Rock, Syndax Pharmaceuticals, Syros Pharmaceuticals, TCR2 Therapeutics, XBiotech, Zymeworks. This peer group was selected based on several factors, including stage of development at Phase 2 to potentially registrational phase of development; companies with an oncology focus; companies with annual revenue at the 50th percentile of approximately $18 million, research and development expense at the 50th percentile of approximately $94 million, cash and cash equivalents at the 50th percentile of approximately $290 million, and a 30-day average market capitalization at the 50th percentile of approximately $1 billion.

PROPOSAL 6 – APPROVAL OF THE AMENDMENT OF THE NON-EXECUTIVE DIRECTOR COMPENSATION PROGRAM (“NED PROGRAM”) TO (I) INCREASE THE VALUE OF OPTION AWARDS GRANTED UNDER THE NED PROGRAM TO MORE CLOSELY ALIGN WITH THE 50TH PERCENTILE OF THE COMPANY’S U.S. PEER GROUP, AND (II) INCREASE THE AMOUNT BY WHICH THE GRANT DATE FAIR VALUE OF OPTION AWARDS GRANTED UNDER THE NED PROGRAM INCREASES ANNUALLY FROM 3% TO UP TO 5%. THE NUMBER OF SHARES SUBJECT TO SUCH AWARDS WILL CONTINUE TO BE DETERMINED IN ACCORDANCE WITH THE NED PROGRAM

This peer group had a median board or director equity grant valued at approximately two times the equity grant value of the Company’s prior U.S. peer group, leading the Company’s Initial and Annual Award equity value to significantly trail the market 50th percentile of the U.S. peer group. In an effort to align the value of our directors’ equity compensation with the 50th percentile of our peer group companies and to ensure the Company remains competitive in its ability to attract and retain non-executive members of the board of directors, the Company wishes to amend the terms of the NED Program by (i) increasing the grant date fair value of the Initial Award and Annual Award to $474,556 and $237,278, respectively, which amounts would approximate the 50th percentile of our U.S. peer group companies and (ii) increasing the amount by which the grant date fair value of the Initial Award and Annual Award increases each year from 3% to up to 5%, subject to approval by our board. The number of shares subject to Initial Awards and Annual Awards will continue to be determined based on the grant date fair value set forth in the NED Program using a Black-Scholes option pricing model. The proposed change to the NED Program would permit the Company to issue options that are more closely aligned with the market 50th percentile of the Company’s U.S. peers.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the approval of the amendment of the NED Program to (i) increase the value of option awards granted under the NED Program to more closely align with the 50th percentile of the Company’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards granted under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program.

PROPOSAL 7 – APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 7

Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our shareholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive and Director Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their support of our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the Company’s shareholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2021 are worthy of shareholder support because they were an effective incentive for the achievement of our business goals, were well-designed to attract and retain highly qualified executives, and aligned with shareholder interest and worthy of shareholder support.

This vote is merely advisory and will not be binding upon us, our board of directors or our compensation committee, nor will it create or imply any change in the duties of us, our board of directors or our compensation committee. The compensation committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The board of directors values constructive dialogue on executive compensation and other significant governance topics with our shareholders and encourages all shareholders to vote their shares on this important matter. The board of directors will determine when the next “say-on-pay” advisory vote will be held after considering the results of the advisory vote on the frequency of future advisory votes on executive compensation (see Proposal 8).

VOTE REQUIRED

This proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

PROPOSAL 8 – APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 8

Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

In accordance with the Dodd-Frank Act and Rule 14a-21 under the Exchange Act, we request that our shareholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a shareholder advisory vote to approve the compensation of our named executive officers. By voting on this proposal, shareholders may indicate whether they would prefer that we provide for such a shareholder advisory vote at future annual meetings every one year, every two years or every three years. Shareholders may also abstain from the vote.

After careful consideration, the board of directors determined that providing a shareholder advisory vote to approve the compensation of our named executive officers every ONE YEAR is the most appropriate alternative for us at this time. In formulating its recommendation, the board of directors determined that an annual advisory vote on named executive officer compensation will allow shareholders to provide their direct input on our executive compensation program as disclosed in this and future proxy statements on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our shareholders on corporate governance matters and our executive compensation program. We understand that our shareholders may have different views as to what is the best approach for us, and we look forward to hearing from our shareholders on this proposal.

Our shareholders will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year; (2) two years; (3) three years; or (4) abstain. Shareholders are not voting to approve or disapprove the board of directors’ recommendation. Rather, shareholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation. Although this vote is advisory and non-binding, our board of directors will review the voting results and give consideration to the outcome of such voting.

VOTE REQUIRED

The frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast will be the frequency recommended by shareholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote of “ONE YEAR” for the non-binding frequency of future advisory votes on the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed the Company’s audited financial statements for the financial year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The audit committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the audit committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the independent registered public accounting firm its independence from the Company. The audit committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2021.

Gregory D. Perry (Chair)

Maxine Gowen, Ph.D.

Paolo Pucci

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of KPMG Accountants N.V., our independent registered public accounting firm, billed to us for each of the last two financial years for audit services and billed to us in each of the last two financial years for other services:

Fee Category	2021	2020

Audit Fees	$1,451,736	$1,361,494

Audit-Related Fees	0	0

Tax Fees	0	0

All Other Fees	0	0

Total Fees	$1,451,736	$1,361,494

AUDIT FEES

Audit fees for the financial years 2021 and 2020 consist of fees billed for the audit of our annual consolidated financial statements for our Dutch statutory annual report, which includes the Company’s annual accounts prepared under Dutch law, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. Audit fees for the financial year 2020 also included the provision of audit services associated with the Company’s “at the market” equity offering program in November 2020. Audit fees for the financial year 2021 also included the provision of audit services associated with the Company’s two follow-on offerings in January and November 2021, and preparation for loss of Emerging Growth Company status in 2022.

AUDIT-RELATED FEES

There were no such fees incurred in 2021 or 2020.

TAX FEES

There were no such fees incurred in 2021 or 2020.

ALL OTHER FEES

There were no such fees incurred in 2021 or 2020.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Pursuant to the charter of the audit committee, the audit committee pre-approves audit and non-audit services, provided that de minimis non-audit services may instead be approved in accordance with the available exceptions under the rules of the SEC. The audit committee delegated its authority to pre-approve services to the Chairperson of the audit committee on September 19, 2017, and the Chairperson must present any such approvals to the full audit committee at the next audit committee meeting.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position

Sven (Bill) Ante Lundberg, M.D.(1)	58	President, Chief Executive Officer and Principal Financial Officer

Hui Liu, Ph.D. (2)	49	Chief Business Officer and Head of Merus U.S.

Peter B. Silverman, J.D. (3)	44	General Counsel and Head of Utrecht

Andrew Joe (4)	56	Chief Medical Officer

1 See biography on page 12 of this proxy statement.

2 Hui Liu, Ph.D. has served as our Chief Business Officer since December 2015 and Head of Merus U.S. since October 2018. His responsibilities include business development, alliance management, product strategy, finance and Merus operations in the U.S. Prior to joining Merus, Dr. Liu served as Vice President and Global Head, Business Development & Licensing, Oncology, from 2013 to 2015, and as Vice President and Global Head, Business Development & Licensing, Vaccines & Diagnostics, from 2009 to 2012, at Novartis AG. Prior to Novartis, Dr. Liu held positions of increasing responsibilities in business development at Pfizer, Inc. from 2004 to 2009 and in the R&D organization at Pfizer and its predecessor company Warner-Lambert from 1997 to 2001. From 2001 to 2004, Dr. Liu was an investment banker at Goldman Sachs and Citigroup. Dr. Liu currently serves on the board of directors of RallyBio Corporation. Dr. Liu holds a Ph.D. in molecular biology and an M.B.A. in finance from the University of Michigan and a B.S. in biology from Peking University.

3 Peter B. Silverman, J.D. has served the Company since 2014, first as outside counsel, Head of Utrecht since April 2020, General Counsel since February 2018 and our Chief Intellectual Property Officer and Head of US Legal since February 2017. His responsibilities include management of the Company’s legal and intellectual property, information technology, facilities and human resource matters, and management and operations of the headquarters in Utrecht. Prior to joining Merus, Mr. Silverman was a Partner at Kirkland & Ellis LLP, where he represented numerous life sciences companies concerning an array of legal matters and technologies. Mr. Silverman was an associate at Kaye Scholer LLP (now Arnold & Porter Kaye Scholer LLP), and prior to that Mr. Silverman also served as judicial law clerk to U.S. District Court Judge Anne E. Thompson of the District of New Jersey. He holds a J.D. from Fordham University School of Law, graduating magna cum laude and Order of the Coif. He is admitted to practice law in New York. Mr. Silverman also holds a B.A. in biology from the University of Rochester.

4 Andrew Joe, M.D., has served as our Chief Medical Officer since July 2020. His responsibilities include overseeing clinical and regulatory strategy and activities at Merus. He brings over 20 years of experience in clinical drug development and translational research within industry and academic medicine. Dr. Joe served as Vice President, Oncology Department at Sanofi from 2018 to 2020, where he most recently led the immuno-oncology program, which included co-development of LIBTAYO® (cemiplimab-rwlc) with Regeneron in skin, lung and other cancers. Previously, he served as Executive Medical Director, Global Clinical Development, Oncology at Merck Sharp & Dohme Corp., from 2015 to 2018, where he led the KEYTRUDA® (pembrolizumab) New Indications Development Team in obtaining the first tumor/histology-agnostic drug approval in Microsatellite Instability-High (MSI-H) cancer, and the first immuno-oncology drug approval in a gynecological malignancy (cervical cancer). Dr. Joe also played key roles at Novartis in the global approval of Zykadia® (ceritinib) in ALK-positive lung cancer and at Roche in the global approval of ZELBORAF® (vemurafenib) in BRAF-mutant metastatic melanoma. Dr. Joe is an Assistant Professor of Medicine at Columbia University Irving Medical Center. He received B.S. degrees in chemistry and biology from the Massachusetts Institute of Technology and an M.D. from the Mount Sinai School of Medicine.

CORPORATE GOVERNANCE

GENERAL

Our board of directors has adopted, among other policies, board rules, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics, an Anti-Corruption Policy and charters for our nomination and corporate governance committee, audit committee, and compensation committee to assist the board of directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our board rules in the “Corporate Governance” section, under “Governance Documents” of the “Investors & Media” page of our website located at www.merus.nl.

BOARD COMPOSITION

Our board of directors currently consists of eight members: Sven (Bill) Ante Lundberg, M.D., Maxine Gowen, Ph.D., Mark Iwicki, Len Kanavy, Anand Mehra, M.D., Gregory D. Perry, Paolo Pucci and Victor Sandor, M.D.C.M. On March 23, 2022, our board of directors nominated Mr. Kanavy for re-appointment at the Annual General Meeting as non-executive director for a term ending immediately after the annual general meeting of shareholders to be held in 2026. Each board member is appointed for an initial term of up to four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of terms of up to four years. Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our directors are appointed on the basis of a binding nomination prepared by our board of directors. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our board of directors shall be allowed to make a new binding nomination. Our directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the board of directors, in which latter case a simple majority of votes cast will suffice to pass the resolution.

DIRECTOR INDEPENDENCE

All of our directors, other than Sven (Bill) Ante Lundberg, M.D., qualify as “independent” in accordance with Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Lundberg is not independent because he is the President, Chief Executive Officer and Principal Financial Officer of our Company.

DIRECTOR CANDIDATES

The nomination and corporate governance committee is responsible for drawing up selection criteria and appointment procedures for the directors. In searching for qualified director candidates for appointment to the

CORPORATE GOVERNANCE

board of directors and filling vacancies on the board of directors, the nomination and corporate governance committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nomination and corporate governance committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the nomination and corporate governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the nomination and corporate governance committee for candidates for appointment as a director.

In evaluating the suitability of individual candidates (both new candidates and current board members), the nomination and corporate governance committee, in recommending candidates for appointment, and the board of directors, in approving (and, in the case of vacancies, appointing), may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; experience relevant to an international company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity, and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The board of directors evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best perpetuate the long-term success and sustainability of the business and further the interests of our stakeholders, including shareholders, through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-appointment, the nomination and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors.

Shareholders may recommend individuals to our nomination and corporate governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our nomination and corporate governance committee, c/o Company Secretary, Merus N.V., Yalelaan 62, 3584 CM Utrecht, the Netherlands. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM SHAREHOLDERS

The board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Company Secretary and General Counsel are primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as they consider appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Company Secretary or General Counsel and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the board of directors should

CORPORATE GOVERNANCE

address such communications to the board of directors in writing: c/o Company Secretary, Merus N.V., Yalelaan 62, 3584 CM Utrecht, the Netherlands.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our board is comprised of individuals with extensive experience within the biotechnology and pharmaceutical industries. Our board rules provide that the Chairperson and the Vice Chairperson of the Board must be a non-executive director. Our executive director is charged primarily with the Company’s day-to-day business and operations and the implementation of the Company’s strategy. Our non-executive directors are charged primarily with the supervision of the performance of the duties of our board of directors. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Risk assessment and oversight are an integral part of our governance and management processes.

Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including with respect to business continuity risks such as risks relating to the COVID-19 pandemic, and our audit committee is charged with overseeing the responsibilities of our board of directors with respect to the application of information and communication technology by the Company, including risks relating to cybersecurity. Throughout 2021, the board of directors met on five occasions wherein they reviewed the corporate strategy and impact of COVID-19, enterprise risk management, evaluated impact on operations and supervised the Company enacting risk mitigation planning, business continuity planning, emergency succession planning, and additional measures related to protecting the health and safety of employees in response to COVD-19. The audit committee has also reviewed the impact of COVID-19 on a quarterly basis reviewing the Company’s COVID-19 response, risk impact and disclosures relating thereto. The audit committee also periodically reviews our policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our board of directors, and in accordance with our related person transaction policy and the Nasdaq rules, our audit committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Our compensation committee is charged with submitting clear and understandable proposals to our board of directors concerning changes to our compensation policies. The board of directors does not believe that its role in the oversight of our risks adversely affects the board of directors’ leadership.

ANNUAL BOARD EVALUATION

Our board rules require an annual assessment of the board of directors and its committees and the nomination and corporate governance committee charter requires the nomination and corporate governance committee to oversee such annual assessment.

CORPORATE GOVERNANCE

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and others temporarily assigned to perform work or services for us. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.merus.nl. Our board of directors is responsible for administering the Code of Business Conduct and Ethics. The board of directors is allowed to amend, alter or terminate the Code of Business Conduct and Ethics. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

ANTI-HEDGING POLICY

Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such zero-cost collars and forward sale contracts, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other shareholders.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were five meetings of the board of directors during the financial year ended December 31, 2021. During the financial year ended December 31, 2021, each director attended at least 75% of the aggregate of all meetings of the board of directors and meetings of the committees on which the director served during the period in which he served as a director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual General Meeting; however, due to the location of our Annual General Meetings in the Netherlands, the residence of some of our directors in the United States and the fact that regular board meetings do not take place at or around the time of the annual general meetings of shareholders, we do not require directors to attend annual general meetings of shareholders. Two of our then-serving directors and our then director nominee attended our 2021 Annual General Meeting held on May 28, 2021.

COMMITTEES OF THE BOARD

Our board of directors has established an audit committee, compensation committee, and nomination and corporate governance committee—each of which operates under a written charter that has been approved by our board and that are available in the Investors & Media section of our website at www.merus.nl. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our board of directors has determined that Gregory D. Perry, Maxine Gowen, Ph.D. and Paolo Pucci meet the independence requirements of Rule 10A-3 under Exchange Act for participation on the audit committee. All members of the compensation committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the nomination and corporate governance committee are independent under the Nasdaq rules.

The members of each of the audit, compensation, nomination and corporate governance committees and the committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nomination and Corporate Governance

Mark Iwicki		Chair	X

Len Kanavy		X	X

Anand Mehra, M.D.			Chair

Gregory D. Perry	Chair	X

Paolo Pucci	X	X

Victor Sandor, M.D.C.M.

Maxine Gowen, Ph.D.	X

AUDIT COMMITTEE

Our audit committee’s responsibilities include:

•

overseeing the responsibilities of the board of directors with respect to: our relationship with, and compliance with recommendations and follow-up of comments made by, our independent auditor, our funding, the application of information and communication technology by us, including risks relating to cybersecurity, operation of our Code of Business Conduct and Ethics and other internal policies, and our tax policy;

•	preparing our internal audit plan for approval by the board of directors;

•	reviewing and discussing our independent auditor’s audit plan with our independent auditor;

•

reviewing and discussing our internal audit results, including (i) any material weaknesses, significant deficiencies or other deficiencies in our internal controls, (ii) any findings and observations with a material impact on our risk profile; and (iii) any failings in the follow-up of recommendations made previously;

•

at least annually, reviewing and discussing with our independent auditor the scope of the independent auditor’s audit plan and the principal risks of our financial reporting identified in the audit plan and the findings and outcome of our independent auditor’s audit of our financial statements and our management letter;

COMMITTEES OF THE BOARD

•	determining whether and, if so, how our independent auditor should be involved in the content and publication of financial reports other than our financial statements;

•

reviewing and discussing the effectiveness of the design and operation of our internal controls over financial reporting with the board of directors, including (i) any identified material failings in the internal controls; and (ii) any material changes made to, and any material improvements planned for, the internal controls;

•

taking, or recommending that the board of directors take, appropriate action to oversee the independence of our independent auditor, including obtaining and reviewing a formal statement from the independent auditor delineating all relationships between the auditor and us, including written disclosures and the letter from the independent auditor required by the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and actively engaging in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor;

•	advising the board of directors regarding nominating for appointment or reappointment the independent auditor and preparing the selection of the independent auditor for such purpose;

•

setting the compensation of our independent auditor subject to further approval by the board of directors, retaining our independent auditor subject to further approval by the board of directors and overseeing the independent auditor, and, when necessary, recommending the termination of the engagement of the independent auditor to the board of directors;

•

reviewing and discussing with our management and the independent auditor our audited financial statements and receiving and considering the reports and other communications required to be made by the independent auditor;

•	requesting the independent auditor to provide relevant information about any inspections of the firm by the PCAOB;

•	considering whether to recommend to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K;

•	preparing an annual committee report for inclusion where necessary in our proxy statement relating to our annual general meeting of shareholders;

•

directing the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by us of such information and to discuss promptly with the audit committee and our principal financial officer any matters identified in connection with the independent auditor’s review of interim financial information, and directing management to advise the audit committee in the event that we propose to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information;

•

establishing procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees concerns regarding questionable accounting or auditing matters;

•

periodically reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our Related Person Transaction Policy, and recommending any changes to the board of directors, and conducting appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis;

COMMITTEES OF THE BOARD

•

engagement of such independent legal, accounting and other advisors as the audit committee deems necessary or appropriate to carry out its responsibilities, including causing us, without further action by the board of directors, to pay the compensation of such advisors as approved by the audit committee; and causing us to pay, without further action by the board of directors, the ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties; and

•

conducting or authorizing investigations into any matters within the scope of the audit committee’s responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the audit committee or any advisors engaged by the audit committee.

The members of the audit committee are Gregory D. Perry, Maxine Gowen, Ph.D. and Paolo Pucci. Mr. Perry serves as the Chairperson of the committee. The members of our audit committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our board of directors has determined that each of Mr. Perry and Mr. Pucci is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The audit committee meets as often as one or more members of the audit committee deem necessary, but in any event, meets at least four times per year. The audit committee meets at least once per year with our independent accountant, without our management being present. The audit committee met four times in 2021.

COMPENSATION COMMITTEE

Our compensation committee is responsible for assisting the board of directors in the discharge of its responsibilities relating to the compensation of our senior management, including our executive officers. In fulfilling its purpose, our compensation committee has the following principal duties:

•	submitting clear and understandable proposals to the board of directors concerning changes to our compensation policy;

•

submitting proposals to the board of directors concerning the compensation of individual directors and our Chief Executive Officer and senior management, including our executive officers at least covering: the compensation structure; the amount of the fixed and variable compensation components; the applicable performance criteria, if any; the scenario analyses that have been carried out; the pay ratios within our group; and with respect to a director, the relevant director’s views with regard to the amount and structure of his or her own compensation;

•	preparing of our compensation report for the board of directors;

•

to the extent that the Company is required to include a Compensation Discussion and Analysis (“CD&A”) in our proxy statement, reviewing and discussing with management our CD&A and considering whether it will recommend to the board of directors that the CD&A be included in the proxy statement; and

•	if required, preparing the annual compensation committee report pursuant to the rules of the Exchange Act.

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the board of directors, to pay the compensation of such consultant, counsel or advisor as

COMMITTEES OF THE BOARD

approved by the compensation committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the compensation committee shall take into consideration the factors affecting independence required by applicable SEC rules and Nasdaq rules. The compensation committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the compensation committee or any advisors engaged by the compensation committee. During 2021, the compensation committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford) and Latham & Watkins LLP. The compensation committee reviewed compensation assessments provided by Aon comparing our compensation to that of a group of peer companies within our industry and met with Aon to discuss compensation of our executive officers and management team and to receive input and advice. The compensation committee reviewed legal matters related to the form of compensation of our executive officers, management team members and the employment contracts associated with these officers, employees, and our past and current executive directors, receiving their input and advice. The compensation committee has considered the independence of their advisors, and found them to be so according to the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the compensation committee, (v) stock ownership by compensation advisors, and (vi) business or personal relationships with executives of the company.

The members of our compensation committee are Mark Iwicki, Len Kanavy, Gregory D. Perry and Paolo Pucci. Mr. Iwicki serves as the Chairperson of the compensation committee.

The compensation committee met five times during 2021.

NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

Our nomination and corporate governance committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for the directors;

•	reviewing the size and composition of the board of directors and submitting proposals for the composition profile of the board of directors;

•	reviewing the functioning of individual directors and reporting on such review to the board of directors;

•	overseeing the process on annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively;

•	drawing up a plan for the succession of directors;

•

targeting an annual review to work with our Chief Executive Officer to evaluate our succession plans for our Chief Executive Officer and other executive officers, including an emergency succession plan for our Chief Executive Officer;

•	submitting proposals for the appointment or reappointment of directors;

•	supervising the policy of the board of directors regarding the selection criteria and appointment procedures for our senior management; and

COMMITTEES OF THE BOARD

•

conducting or authorizing investigations into any matters within the scope of its the responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the nomination and corporate governance committee or any advisors engaged by the nomination and corporate governance committee.

The members of our nomination and corporate governance committee are Anand Mehra, M.D., Mark Iwicki and Len Kanavy. Dr. Mehra serves as the Chairperson of the nomination and corporate governance committee.

The members of the nomination and corporate governance committee met three times during 2021.

EXECUTIVE AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2021 Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:

•	Sven (Bill) Ante Lundberg, M.D., President, Chief Executive Officer and Principal Financial Officer;

•	Hui Liu, Ph.D., Executive Vice President, Chief Business Officer, Head of Merus US; and

•	Peter B. Silverman, J.D., Executive Vice President, General Counsel, Head of Utrecht.

2021 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Sven (Bill) Ante Lundberg, M.D.	2021	581,847		6,550,400	399,988	8,700	7,540,935

President, Chief Executive Officer and Principal Financial Officer	2020	564,900	25,000	4,062,203	388,369	8,550	5,049,022

Hui Liu, Ph.D.	2021	414,138	—	1,335,000	190,486	1,309	1,940,933

Executive Vice President, Chief Business Officer, Head of Merus US	2020	402,075		778,550	201,038	8,193	1,389,856

Peter Silverman, J.D. (4)	2021	452,144	—	1,443,936	225,215	600	2,121,895

Executive Vice President, General Counsel and Head of Utrecht	2020	384,124		902,304	215,192	15,563	1,517,183

(1)        Amounts reflect the full grant date fair value of option awards in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of these awards in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2021 filed with SEC on February 28, 2022.

(2)        Amounts shown reflect annual bonuses earned under our performance-based incentive plan for 2021. For additional information see “Narrative to Summary Compensation Table–Annual Performance-Based Incentive Plan” below.

(3)        The amounts shown in the “All Other Compensation” column include matching contributions under our 401(k) retirement savings plan for Dr. Lundberg and for Dr. Liu and for Mr. Silverman, a housing allowance.

(4)        Amounts shown for Mr. Silverman in the columns “Salary”, “Bonus” and “All Other Compensation” include amounts that were paid in Euros and converted to U.S. dollars based on an average exchange conversion rate of 1.1827 U.S. dollars for one Euro for 2021.

EXECUTIVE AND DIRECTOR COMPENSATION

Narrative to Summary Compensation Table

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s level of responsibility and performance. We periodically review market data for base salaries with Aon, the Compensation Committee’s independent compensation consultant, and adjust base salaries periodically based on several factors, including changes in market data, individual performance and experience, or changes in responsibilities.

In February 2021, the board of directors, based on the recommendation of the Compensation Committee, approved increases to the base salaries of Dr. Lundberg, Dr. Liu, and Mr. Silverman to $581,847, $414,138 and $469,240, respectively, effective as of January 1, 2021. The base salary for Mr. Silverman is paid in Euros and was converted to U.S. dollars based on an exchange conversion rate of 1.2271 U.S. dollars for one Euro on January 1, 2021. The 2021 base salary increases were provided based on a number of factors considered by the Compensation Committee, including individual performance, inflation rates and in an effort to align the base compensation of these executives with the 50th percentile of our U.S. peer group companies for similar positions.

Annual Performance-Based Incentive Plan

We maintain an annual performance-based incentive plan pursuant to which we may grant our employees, including our named executive officers, incentive cash bonuses based upon corporate and/or individual performance. We generally pay annual cash bonuses based upon the achievement of set corporate level and personal goals for the period. Achievement of the targets is measured following year-end and the actual bonus amounts paid to our named executive officers are determined by our board of directors, based on the recommendation of the compensation committee.

Each named executive officer has an annual target bonus that is expressed as a percentage of base salary. The 2021 target bonus amount for each named executive officer, expressed as a percentage of base salary, was 55% for Dr. Lundberg, 40% for Dr. Liu and 40% for Mr. Silverman.

The corporate objectives for our 2021 performance-based incentive plan accounted for 90% of the bonus opportunity for Dr. Lundberg, and 70% of the bonus opportunity Dr. Liu and Mr. Silverman and were generally related to the advancement of lead pre-clinical and clinical candidates from the Company’s Biclonics® and Triclonics® technology platforms, identification and execution of business development activities, and achievement of certain general and administrative goals concerning increased intellectual property filings protecting the Company’s platforms and assets, corporate financing and bolstering the Company’s financial reporting and external communications, information technology infrastructure and human resource capabilities. Individual objectives are established annually and, in 2021, accounted for 10% of Dr. Lundberg and 30% of Dr. Liu and Mr. Silverman’s bonus opportunity. The 2021 individual objectives for Dr. Lundberg generally related to achievement of leadership, strategic planning, clinical, operational, organizational and financial planning goals. The 2021 individual objectives for Dr. Liu generally related to the identification and execution of business development activities, assumption of financial responsibilities and certain general and administrative goals, and for Mr. Silverman generally related to negotiation and execution of licensing and business development activities, financing and asset protection, expanding the Company’s intellectual property portfolio, strategic planning, organizational capabilities and operational excellence goals.

The actual amounts paid to our named executive officers under our performance-based incentive plan for 2021 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

EXECUTIVE AND DIRECTOR COMPENSATION

Long-Term Incentive Plan

We grant options to our named executive officers as the long-term incentive component of their compensation. Our options have an exercise price at least equal to the fair market value of a common share on the date of grant and typically vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

From time to time our board of directors has also granted restricted share units as it determined appropriate to motivate particular employees. No restricted share units were granted to our named executive officers during 2021.

During 2021, the named executive officers were granted options as set forth in the following table. See the Outstanding Equity Awards at 2021 Financial Year End table below for additional information on these awards.

Named Executive Officer	Number of Shares subject to 2021 Options

Sven (Bill) Ante Lundberg, M.D.	368,000

Hui Liu, Ph.D.	75,000

Peter Silverman, J.D.	75,000

Retirement, Health, Welfare and Additional Benefits

We maintain a 401(k) retirement savings plan for employees of Merus US, Inc. employed in the United States who satisfy certain eligibility requirements. Our named executive officers in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to 3% of the employee’s contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Our named executive officers are eligible to participate in our employee benefit plans and programs, including health and welfare plans, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans and programs.

For our employees employed in the Netherlands, we offer a retirement pension scheme for employees as of 21 years old. At the day that the employee retires, the employee receives a monthly pension for the life. We use the career average pay plan. Under this plan the employee will accrue pension benefits based on the employee’s salary minus the AOW offset, which for 2021 was €14,544 and for 2022 is €14,802. The AOW pension is a basic state pension provided by the Dutch government to people who have reached AOW pension age. AOW is short for Algemene Ouderdomswet, the National Old Age Pensions Act. The employee accrues 1.875% of this base amount each year. The employee can accrue pension benefits up to a maximum salary amount of €114,866 per year. The employee pays 3% contribution on the employee’s pension based salary. If an employee dies before the employee’s retirement date, leaving behind a partner and/or child(ren), the partner will receive a partners pension, ANW gap pension, and the child(ren) will receive an orphans’ benefit. Our costs for this benefit depend on the price and the interest rates and varies each year due to variable return correction.

EXECUTIVE AND DIRECTOR COMPENSATION

OUTSTANDING EQUITY AWARDS AT 2021 FINANCIAL YEAR END

The following table summarizes the number of common shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date

Sven (Bill) Ante Lundberg, M.D	3/19/2019 (1)	15,576	1,424	12.54		3/18/2029

	01/01/2020 (3)	198,814	216,103	13.52		01/3/2030

	01/01/2021 (3)		368,000	24.40		01/01/2031

Hui Liu, Ph.D.	12/16/2015	98,085	—	7.96	(2)	12/14/2023

	01/01/2017 (3)	85,156	—	21.11		01/01/2027

	01/01/2018 (3)	28,395	605	17.94		02/21/2028

	01/01/2018 (3)	13,708	292	18.25		04/04/2028

	01/01/2019 (3)	51,042	18,958	11.16		02/20/2029

	07/01/2019 (4)	17,718	17,282	15.77		07/30/2029

	01/01/2020 (3)	27,552	29,948	18.61		02/14/2030

	01/01/2021 (3)		75,000	24.40		01/01/2031

Peter Silverman, J.D.	01/01/2017 (3)	50,000	—	25.90		02/15/2027

	01/01/2018 (3)	21,541	459	17.94		02/21/2028

	01/01/2019 (3)	61,979	23,021	11.16		02/20/2029

	01/01/2020 (3)	27,552	29,948	18.61		02/14/2030

	04/16/2020 (3)	5,833	8,167	12.37		04/16/2030

	01/01/2021 (3)		75,000	24.40		01/01/2031

(1)         The option vests as to 33% of the shares subject to the option on the first anniversary of the vesting commencement date and in 24 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

(2)         The option was granted with an exercise price of €7.20 per share and was converted to U.S. dollars based on the conversion rate in effect on the date of grant.

(3)         The option vests as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

(4)         The option vests in 48 substantially equal monthly installments following the vesting commencement date, subject to the holder’s continued service.

EXECUTIVE AND DIRECTOR COMPENSATION

EMPLOYMENT AND SEPARATION AGREEMENTS

We have entered into employment agreements with each of our named executive officers. The agreements entitle our named executive officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings “Base Salaries” and “Annual Performance-Based Incentive Plan.” Certain key terms of these agreements are described below.

Employment Agreement with Dr. Lundberg

In December 2019, Merus US, Inc. entered into an employment agreement with Dr. Lundberg.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, in either case, within 12 months following a change in control, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to 1.5 times the sum of his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 18 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Lundberg’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Lundberg 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Dr. Liu

If Dr. Liu’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Liu will be entitled to receive base salary continuation payments for 6 months.

If Dr. Liu’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Liu will be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to six months of his base salary and 50% of his target annual bonus; and (ii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to nine months.

Employment Agreement with Mr. Silverman

If Mr. Silverman’s employment is terminated by the Company without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary

EXECUTIVE AND DIRECTOR COMPENSATION

information agreement, Mr. Silverman will be entitled to a severance amount in cash equal to one times his base salary, and payment for any earned but unpaid annual bonus for the year prior to the year of termination.

If Mr. Silverman’s employment is terminated by the Company without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; and (iii) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

Mr. Silverman is entitled to 4 months’ notice upon any termination of employment.

DIRECTOR COMPENSATION

We maintain a compensation program for our non-executive directors, the Non-Executive Director Compensation Program, under which each non-executive director was eligible to receive the following amounts for their services on our board of directors during 2021:

•	Upon the director’s initial appointment to our board of directors, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $225,101;

•

If the director has served on our board of directors for at least six months as of the date of an annual meeting of shareholders, and will continue to serve as a non-executive director immediately following such meeting, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $112,551;

•	An annual cash retainer of $39,392;

•	If the director serves on a committee of our board of directors or in the other capacities stated below, an additional annual cash retainer as follows:

○	Chairperson of the Board, $54,636;

○	Chairperson of the audit committee, $16,883;

○	Audit committee member other than the chairperson, $8,441;

○	Chairperson of the compensation committee, $14,206;

○	Compensation committee member other than the chairperson, $5,628;

○	Chairperson of the nomination and corporate governance committee, $14,206;

○	Nomination and corporate governance committee member other than the chairperson, $4,221;

○	Chairperson of the research and development committee, $14,206; and

○	Research and development committee member other than the chairperson, $5,628.

Retainers under the program are payable in arrears in four equal quarterly installments within 15 days following the end of each calendar quarter, provided, that the amount of each payment is prorated for any portion of a quarter that a board member is not serving on our board of directors. The program further provides for an automatic increase of the annual retainers on the first day of each calendar year by an amount equal to 3% of the

EXECUTIVE AND DIRECTOR COMPENSATION

value of such annual retainer in effect as of the end of the immediately preceding calendar year. The amounts described above for 2021 give effect to this annual increase.

Options granted to our board members under the program have an exercise price equal to the fair market value of our common shares on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial appointment vest as to 33% of the shares subject to the award on the first anniversary of the date of grant and in 24 substantially equal monthly installments thereafter. The options granted annually to directors vest in 12 substantially equal monthly installments following the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control. The grant date fair value of each Initial Award and Annual Award is, subject to approval by our board of directors, increased on the first day of each calendar year by an amount equal to 3% of the grant date fair value in effect as of the immediately preceding calendar year. Our board of directors approved such 3% increase for 2021, and the amounts described above for 2021 give effect to this annual increase. If Proposal 6 in this proxy statement is approved, the grant date fair value of each Initial Award and Annual Award will be increased to $474,556 and $237,278, respectively, for 2022 and, subject to approval by our board of directors, increased on the first day of each calendar year thereafter, by an amount equal to up to 5% of the grant date fair value in effect as of the immediately preceding calendar year.

Each board member is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which he or she serves. The board of directors may appoint observers to the board of directors, pending their formal appointment as a board member.

Following Dr. Lundberg’s appointment as our President, Chief Executive Officer and Principal Financial Officer, he receives no additional compensation for his service on our board of directors.

2021 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation earned by our non-executive directors for their service on our board of directors during 2021:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)

Mark Iwicki	57,819	108,997	166,816

Maxine Gowen, Ph.D. (1)	37,893	217,994	255,887

Len Kanavy	49,241	108,997	158,238

Anand Mehra, M.D.	117,294	108,997	226,291

Gregory D. Perry	61,903	108,997	170,900

Paolo Pucci	53,461	108,997	162,458

Victor Sandor, M.D.C.M.	53,598	108,997	162,595

(1)     Maxine Gowen, Ph.D., commenced service on the board in May 2021. Amounts shown reflect compensation earned for the director’s partial year of service on the board.

(2)     Amounts reflect the full grant-date fair value of options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2021, filed with the SEC on February 28, 2022.

EXECUTIVE AND DIRECTOR COMPENSATION

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2021 by each non-executive director.

Name	Options Outstanding at Financial Year End

Maxine Gowen, Ph.D.	20,197

Mark Iwicki	33,884

Len Kanavy	45,069

Anand Mehra, M.D.	50,884

Gregory D. Perry	50,884

Paolo Pucci	23,382

Victor Sandor, M.D.C.M.	31,751

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2021 regarding common shares that may be issued under our equity compensation plans, consisting of the Merus N.V. 2010 Employee Option Plan, as amended, and the Merus N.V. 2016 Incentive Award Plan, as amended (the “2016 Plan”). We do not have any non-shareholder approved equity compensation plans.

Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by shareholders	1,841,578	$15.64	(1)	1,097,921	(2)

Equity compensation plans not approved by shareholders	—	—		—

Total	1,841,578	$15.64		1,097,921

(1)         Represents the weighted average exercise price of outstanding options.

(2)         Under the terms of our 2016 Plan, the number of common shares that may be issued under the 2016 Plan will automatically increase on January 1st of each year, for a period of ten years, from January 1, 2017 continuing through January 1, 2026, by 4% of the total number of common shares outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON SHARES

The following table sets forth information with respect to the beneficial ownership of our common shares, as of April 15, 2022, by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of common shares;

•	each of our named executive officers and directors (which includes our director nominee); and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 43,549,325 common shares outstanding as of April 15, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, common shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of April 15, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed shareholders is c/o Merus N.V., Yalelaan 62, 3584 CM Utrecht, the Netherlands. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares beneficially owned
Name of beneficial owner	Number	Percent

5% or greater shareholders:

BVF (1)	4,135,071	9.5%

Entities affiliated with Federated Hermes, Inc. (2)	3,679,300	8.4%

Incyte Corporation (3)	3,550,000	8.2%

Entities affiliated with Wellington Management (4)	3,154,551	7.2%

Named Executive Officers and Directors:

Sven (Bill) Ante Lundberg, M.D. (5)	435,506	1.0%

Hui Liu, Ph.D. (6)	427,047	1.0%

Peter B. Silverman, J.D. (7)	153,197	*

Mark Iwicki (8)	107,460	*

Len Kanavy (9)	45,069	*

Maxine Gowen, Ph.D. (10)	12,037	*

Anand Mehra, M.D. (11)	50,844	*

Gregory D. Perry (12)	50,844	*

Paolo Pucci (13)	17,148	*

Victor Sandor, M.D.C.M. (14)	31,752	*

All directors and executive officers as group (11 persons) (15)	1,406,587	3.1%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

*	Indicates beneficial ownership of less than 1% of the total outstanding common shares.

(1)

Consists of (a) 2,203,079 shares held directly by Biotechnology Value Fund, L.P. (“BVF”), (b) 1,605,380 shares held directly by Biotechnology Value Fund II, L.P. (“BVF2”), (c) 245,681 shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and (d) 80,391 shares held in a certain account managed by BVF Partners L.P. (“Partners”) (the “Partners Managed Account”). BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. The beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2022. The address for BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery Street, 40th Floor, San Francisco, CA 94104. The address for Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(2)

All of the common shares reported by Federated Hermes, Inc (“Federated”) is held in the Voting Shares Irrevocable Trust (the “Trust”), for which Thomas R. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Trustees exercise collective voting control over Federated. According to the cover page of the Schedule 13G/A, each of Federated and the Trust have sole voting and dispositive power over the shares reflected in the table, and each of the Trustees have shared voting and dispositive power over the shares reflected in the table. Federated, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the shares reflected in the table. The beneficial ownership information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2022. The business address of each of Federated, the Trust, and the Trustees is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

(3)

The beneficial ownership information is based solely on a Schedule 13D/A filed with the SEC on January 25, 2021. The address of Incyte Corporation is 1801 Augustine Cut-off, Wilmington, Delaware 19803.

(4)

Consists of 3,154,551 shares owned of record by one or more investment advisers directly or indirectly owned by Wellington Management Group LLP. Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively, “Wellington”). Each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP has sole voting power with respect to 0 shares, shared voting power with respect to 2,926,108 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 3,154,551 shares. Wellington Management Company LLP has sole voting power with respect to 0 shares, shared voting power with respect to 2,883,062 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 2,894,621 shares. The beneficial ownership information is based solely on a Schedule 13G/A filed with the SEC on February 4, 2022. The address for each of the foregoing entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(5)	Consists of (a) 126,495 common shares held by a trust and (b) 309,011 options to purchase common shares held by Dr. Lundberg that are or will be exercisable within 60 days following April 15, 2022.

(6)	Consists of (a) 57,931 common shares and (b) 369,116 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(7)	Consists of 153,197 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(8)	Consists of 107,460 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(9)	Consists of 45,069 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(10)	Consists of 12,037 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(11)	Consists of 50,884 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(12)	Consists of 50,884 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(13)	Consists of 17,148 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(14)	Consists of 31,752 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

(15)	Consists of (a) 184,426 common shares and (b) 1,222,161 options to purchase common shares that are or will be exercisable within 60 days following April 15, 2022.

CERTAIN RELATIONSHIPS

In addition to the transactions, arrangements and relationships discussed elsewhere in this Proxy Statement, the following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2020, our directors, executive officers or shareholders owning 5% or more of our outstanding common shares, other than equity and other compensation, termination, change in control and other arrangements for our directors and named executive officers, which are described under “Executive and Director Compensation.”

COLLABORATION AGREEMENT WITH INCYTE

We entered into a collaboration and license agreement (the “Collaboration Agreement”) with Incyte Corporation (“Incyte”). Under the terms of the Collaboration Agreement, we and Incyte agreed to collaborate with respect to the research, discovery and development of bispecific or monospecific antibodies utilizing our proprietary Biclonics® technology platform. The collaboration currently encompasses up to 10 independent programs. We have the option to co-fund development of products, if any, arising from one specified program, and subject to certain conditions, to a second specified program, in each case in exchange for a share of profits in the United States, as well as the right to participate in a specified proportion of detailing activities in the United States for one of such programs. If we exercise our co-funding option for a program, we would be responsible for funding 35% of the associated future global development costs and, for certain of such programs, would be responsible for reimbursing Incyte for certain development costs incurred prior to the option exercise. All products as to which we have exercised our option to co-fund development, if any, would be subject to joint development plans and overseen by a joint development committee, with Incyte having final determination as to such plans in cases of dispute.

For each program, where we have not elected to co-fund development or where we do not have such a co-funding option, Incyte is solely responsible for all costs of global development and commercialization activities. We retain the rights to our Biclonics® technology platform as well as clinical and pre-clinical candidates and future programs emerging from our platform that are outside the scope of the Collaboration Agreement.

For one of the then current preclinical programs referred to as Program 1, at the inception of the collaboration, we retained the exclusive right to develop and commercialize products and product candidates in the United States, while Incyte had the exclusive right to develop and commercialize products and product candidates arising from such program outside the United States. For Program 1, later designated as MCLA-145, we and Incyte conducted and shared equally the costs of mutually agreed global development activities. In January 2022, the Company announced that Incyte elected to opt-out of its ex-U.S. development of MCLA-145. Incyte’s opt-out of ex-U.S. rights to MCLA-145 provides us the exclusive right to develop and commercialize potential MCLA-145 products globally. Under the collaboration, Incyte will continue to support the program for a limited time while ex-U.S. activities are transitioned to us, and Incyte will also retain a right to a residual royalty of up to 4% on sales of future commercialization of MCLA-145, if approved.

In January 2017, upon the Collaboration Agreement becoming effective, Incyte made an upfront non-refundable payment to us of $120 million for the rights granted under the Collaboration Agreement. For each program as to which we do not have commercialization or co-development rights, we are eligible to receive up to $100 million in future contingent development and regulatory milestones and up to $250 million in commercialization milestones, as well as tiered royalties ranging from 6% to 10% of global net sales. For each program as to which we have exercised our option to co-fund development, we are eligible to receive a 50% share of profits (or sustain 50% of any losses) in the United States and tiered royalties ranging from 6% to 10% of net sales of products outside of

CERTAIN RELATIONSHIPS

the United States, if any. If we opt to cease co-funding a program as to which we exercised our co-development option, then we will no longer receive a share of profits in the United States, but will be eligible to receive the same milestones from the co-funding termination date and the same tiered royalties described above with respect to non-co-developed programs and, depending on the stage at which we choose to cease co-funding development costs, additional royalties ranging up to 4% of net sales in the United States.

The Collaboration Agreement will continue on a program-by-program basis until neither party has any royalty payment obligations with respect to such program or, if earlier, the termination of the Collaboration Agreement or any program in accordance with the terms of the Collaboration Agreement. The Collaboration Agreement may be terminated in its entirety, or on a program-by-program basis, by Incyte for convenience. The Collaboration Agreement may also be terminated by either party under certain other circumstances, including material breach, or on a program-by-program basis for patent challenges of patents under the applicable program, in each case as set forth in the Collaboration Agreement. If the Collaboration Agreement is terminated in its entirety or with respect to one or more programs, all rights in the terminated programs revert to us, and, depending on the stage of research or development of the terminated program, subject to payment to Incyte of a reverse royalty of up to 4% on sales of future products, if we elect to pursue and are successful in development and commercialization of products arising from the terminated programs.

NOVEMBER 2021 FOLLOW-ON OFFERING

In November 2021, we completed an underwritten follow-on public offering in which we sold 4,438,597 common shares, including 578,947 common shares pursuant to the underwriters’ option to purchase additional shares, at a public offering price of $28.50 per share and received net proceeds of $118.9 million, after deducting underwriting discounts and commissions and offering expenses. The following table sets forth the number of common shares purchased in the offering by holders of more than 5% of our common shares:

Name (1)	Shares of Common Stock Purchased	Total Purchase Price

BVF Partners	225,000	$6,412,500

Federated Global Inv Mgmt	225,000	$6,412,500

(1)     Additional details regarding these shareholders and their equity holdings are provided in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

JANUARY 2021 FOLLOW-ON OFFERING

In January 2021, we completed an underwritten follow-on public offering in which we sold 5,575,757 common shares, including 727,272 common shares pursuant to the underwriters’ option to purchase additional shares, at a public offering price of $24.75 per share and received net proceeds of $129.2 million, after deducting underwriting discounts and commissions and offering expenses. The following table sets forth the number of common shares purchased in the offering by holders of more than 5% of our common shares:

Name (1)	Shares of Common Stock Purchased	Total Purchase Price

Incyte Corporation	350,000	$8,662,500

BVF Partners	850,000	$21,037,500

Federated Global Inv Mgmt(2)	200,000	$4,950,000

(1)         Additional details regarding certain of these shareholders and their equity holdings are provided in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

(2)         Former holder of more than 5% of our common shares.

CERTAIN RELATIONSHIPS

REGISTRATION RIGHTS

Registration Rights Agreement with Incyte

In connection with the Collaboration Agreement, we entered into a Share Subscription Agreement (the “Subscription Agreement”) with Incyte pursuant to which we agreed to register the common shares held by Incyte. We also agreed to use our reasonable best efforts to keep the registration statement effective until the earlier of (a) all of the common shares held by Incyte having been sold pursuant to an effective registration statement or in compliance with Rule 144 promulgated under the Securities Act, (b) at such time when the common shares held by Incyte could, in the opinion of counsel satisfactory to us, be sold by Incyte in a single transaction under the terms of the Subscription Agreement and the volume and manner of sale limitations under Rule 144 of the Securities Act, and (c) at such time as the registration statement registering the common shares has been effective for 42 months following the expiration of the lock-up period of the common shares, which occurred in July 2018, as specified in the Subscription Agreement. Our duty to keep the registration statement effective terminated in February 2022.

Registration Rights Agreement with Certain Investors and Executive Officers

In May 2016, we entered into a registration rights agreement with certain of our shareholders, including certain holders of 5% or more of our common shares and certain executive officers, pursuant to which such shareholders were entitled to certain rights with respect to the registration of their common shares for public resale under the Securities Act. The registration of common shares as a result of such rights being exercised would have enabled their holders to trade these shares without restriction under the Securities Act when the applicable registration statement was declared effective. The registration rights terminated on May 18, 2020.

INDEMNIFICATION AGREEMENTS

We have entered into agreements with our board of directors and our executive officers to indemnify them against expenses and liabilities to the fullest extent permitted by law. These agreements provide, subject to certain exceptions, for indemnification for related expenses including, among other expenses, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees incurred by any of these individuals in any action or proceeding. In addition to such indemnification, we provide our board of directors and executive officers with directors’ and officers’ liability insurance.

SHAREHOLDERS’ PROPOSALS

Rule 14a-8 Proposals—Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual General Meeting must submit the proposal to our Company Secretary at our offices at Yalelaan 62, 3584 CM Utrecht, the Netherlands in writing not later than January 9, 2023 unless the date of the 2023 Annual General Meeting is changed by more than 30 days from the date of the 2022 Annual General Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Other Proposals—Shareholders intending to include a proposal on the agenda for the 2023 Annual General Meeting, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and Dutch law. Under Dutch law and our articles of association, only shareholders representing at least 3% of our issued share capital are authorized to make such a proposal, provided that they do so at least 60 days prior to our 2023 Annual General Meeting.

In addition to satisfying the foregoing requirements under Dutch law and our articles of association, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2023.

Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Anne van der Touw - Noordzij, Company Secretary, at Yalelaan 62, 3584 CM Utrecht, the Netherlands, for a copy of the relevant provisions of our articles of association regarding the requirements for making shareholder proposals.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the Annual General Meeting.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual General Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

MERUS’ ANNUAL REPORT ON FORM 10-K

A copy of Merus’ Annual Report on Form 10-K for the financial year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on May 3, 2022 without charge upon written request addressed to:

Merus N.V.

Attention: Company Secretary

Yalelaan 62

3584 CM Utrecht

The Netherlands

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2021 at www.merus.nl.

AS YOU WILL NOT BE ABLE TO VOTE DURING THE ANNUAL GENERAL MEETING, WE URGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL GENERAL MEETING VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR EMAILING THE SIGNED AND DATED PROXY CARD TO A.NOORDZIJ@MERUS.NL. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL GENERAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the board of directors

/s/ Anne van der Touw - Noordzij

Anne van der Touw - Noordzij

Company Secretary

Utrecht, the Netherlands

April 29, 2022

SCAN TO VIEW MATERIALS & VOTE w MERUS N.V. VOTE BY INTERNET YALELAAN 62 Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above 3584 CM UTRECHT Use the Internet to transmit your voting instructions and for electronic delivery of information up until THE NETHERLANDS 4:59 p.m. Central European Summer Time on May 27, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/MRUS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 4:59 p.m. Central European Summer Time on May 27, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY EMAIL Mark, sign and date your proxy card and return it via email to A.Noordzij@merus.nl by 4:59 p.m. Central European Summer Time on May 27, 2022. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D82156-P72360 KEEP THIS PORTION FOR YOUR RECORDS    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MERUS N.V. The Board of Directors recommends you vote FOR the following proposals 1, 2, 3, 4, 5, 6, and 7, and recommends you vote ‘1 YEAR’ for proposal 8: For Against Abstain 1. Adoption of Merus N.V.’s Dutch statutory annual accounts For Against Abstain in the English language for the financial year 2021. 2. Appointment of KPMG Accountants N.V. as Merus N.V.’s 7. Approval, on an advisory (non-binding) basis, of the external auditor for the financial year 2022 for purposes compensation of Merus N.V.’s named executive officers. of Dutch law. 3. Release of each member of Merus N.V.’s board of directors 1 Year 2 Years 3 Years Abstain from liability for the exercise of their duties. 4. Re-appointment of Len Kanavy as non-executive director. 8. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of Merus N.V.’s named executive 5. Granting authorization to Merus N.V.’s board of directors officers. to acquire shares (or depository receipts for such shares) in Merus N.V.’s capital. NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted in 6. Approval of the amendment of the Non-Executive Director accordance with the discretion of the attorneys and proxies Compensation Program (“NED Program”) to (i) increase appointed hereby. the value of option awards granted under the NED Program to more closely align with the 50th percentile of Merus N.V.’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards granted under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.    D82157-P72360 PROXY ANNUAL GENERAL MEETING OF SHAREHOLDERS MAY 31, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERUS N.V. The undersigned hereby appoints each member of Merus N.V.’s board of directors as well as Paul van der Bijl, civil law notary, and Sanne Mesu, deputy civil law notary, working with NautaDutilh N.V., Merus N.V.’s Dutch legal counsel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Merus N.V. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Merus N.V to be held, which in view of the COVID-19 pandemic caused by the novel coronavirus and in order to protect the health and safety of our shareholders, our directors and others involved in the meeting, will be a completely virtual meeting which will be conducted via live webcast (www.virtualshareholdermeeting.com/MRUS2022) on Tuesday, May 31, 2022 at 15:00 (3:00 p.m.) Central European Summer Time or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting of Shareholders. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (y) on any matter that the Board of Directors did not know would be presented at the Annual General Meeting of Shareholders by a reasonable time before the proxy solicitation was made. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7, AND WILL BE VOTED “1 YEAR” FOR PROPOSAL 8, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE